Exhibit 10.1

Execution Version

AMENDMENT NO. 5 TO AMENDED AND RESTATED CREDIT AGREEMENT AND

WAIVER

This Amendment No. 5 to Amended and Restated Credit Agreement and Waiver (this “Amendment”) is dated as of February 21, 2008, by and among AMERICAN DENTAL PARTNERS, INC., a Delaware corporation (the “Borrower”), the Subsidiaries of the Borrower party hereto (collectively, the “Subsidiary Guarantors” and together with the Borrower, the “Credit Parties”), the lending institutions party to the Credit Agreement, as hereinafter defined (the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (the “Administrative Agent”).

WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement, dated as of February 22, 2005, as amended by the Omnibus Amendment Agreement and Waiver, dated as of January 26, 2007, Amendment No. 2 to Amended and Restated Credit Agreement, dated February 21, 2007, Amendment No. 3 to Amended and Restated Credit Agreement, dated as of September 25, 2007, Amended and Restated Forbearance Agreement and Amendment No. 4 to Credit Agreement, dated as of January 11, 2008 (the “Forbearance Agreement”), and as the same may from time to time be further amended, restated or otherwise modified, which provides, among other things, for revolving loans, letters of credit and other financial accommodations, all upon certain terms and conditions stated therein (as amended and as the same may be further amended, restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, certain provisions set forth in the Forbearance Agreement expire on February 29, 2008;

WHEREAS, the Credit Parties have requested, and the Administrative Agent and the Lenders have agreed, to amend the Credit Agreement to modify certain provisions thereof and to waive the Existing Defaults (as defined below);

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other valuable considerations, the Credit Parties, the Administrative Agent and the Lenders hereby agree as follows:

Section 1. Definitions. Each capitalized term used herein and not otherwise defined in this Amendment shall be defined in accordance with the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendment to Schedule I. Schedule I to the Credit Agreement is hereby amended and restated in its entirety as set forth at Exhibit A hereto.

2.2 New Definitions. Section 1.1 of the Credit Agreement is hereby amended to add the following new definitions thereto in the appropriate alphabetical order:

““Amendment No. 1 to Intercreditor Agreement” shall mean the Amendment No. 1 to Intercreditor Agreement, dated February 21, 2008, by and among the Administrative Agent on behalf of the Lenders, KBCM Bridge LLC as the Administrative Agent on behalf of the lenders under the Term Loan Agreement and KeyBank as the payment agent thereunder.”

““Amendment No. 5 Effective Date” shall mean the date upon which the conditions specified in Section 5.1 of Amendment No. 5 to Amended and Restated Credit Agreement are satisfied.”

““Amendment No. 5 to Amended and Restated Credit Agreement” shall mean Amendment No. 5 to Amended and Restated Credit Agreement and Waiver, dated February 21, 2008, by and among the Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent.”

““Civil Actions” shall mean, collectively, the civil actions captioned PDG, P.A. and Dental Specialists of Minnesota P.A. vs. PDHC, Ltd. and PDHC, Ltd. vs. PDG, P.A. and Dental Specialists of Minnesota, P.A. vs. PDHC, Ltd. and American Dental Partners, Inc. filed in the Court.”

““Consolidated Revenue” shall mean the line item captioned “net revenue” in the Borrower’s financial statements included in the Borrower’s most recently filed Form 10-K or 10-Q, as applicable.”

““Court” shall mean the District Court of Minnesota, Fourth Judicial District.”

““March 2008 Expenses” shall mean the lesser of (i) $1,500,000 and (ii) the actual legal, advisory and consultant fees and expenses incurred in connection with the Civil Actions during the fiscal quarter ending March 31, 2008.”

““PDG” shall mean PDG, P.A.”

““PDHC” shall mean PDHC, Ltd.”

““Settlement Agreement” shall mean that certain Settlement Agreement, dated as of December 26, 2007, by and among the Borrower, PDHC, PDG, Dental Specialists of Minnesota, P.A. and Northland Dental Partners, PLLC, fka James Ludke, D.D.S., PLLC, executed in connection with the Civil Actions.”

““Settlement Assets” shall mean the operating assets owned by PDHC, Ltd. and currently located at the PDG Offices (as defined in the Settlement Agreement) that are required to be transferred pursuant to the Settlement Agreement.”

““Settlement Documents” shall mean, collectively, the Settlement Agreement, the Transfer Documents and each other document, instrument or agreement executed in connection with any of the foregoing.”

““Term Loan Agreement Amendment” shall mean the Amendment No. 1 to Term Loan Agreement and Waiver, dated as of February 21, 2008, by and among the Borrower, the subsidiary guarantors signatory thereto, the lenders signatory thereto and KBCM Bridge LLC, as a lender and as administrative agent.”

““Transfer Documents” shall mean the agreements, documents and instruments, if any, to be entered into in accordance with the Settlement Agreement to effectuate the transfer of the Settlement Assets.”

2.3 Deletions to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended to delete the definitions of “Augmenting Lender,” “Commitment Increase Request,” “Increasing Lender,” “Maintenance Capital Expenditures” and “Non-Increasing Lender” therefrom.

2.4 Amendment to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended to amend and restate the definitions of “Applicable Commitment Fee Rate,” “Applicable Margin,” “Consolidated EBITDA,” “Facility Termination Date,” “Fixed Charge Coverage Ratio,” “Permitted Acquisition,” “Term Loan Agreement” and “Total Commitment” in their entirety as follows:

““Applicable Commitment Fee Rate” shall mean:

(i) As of the Amendment No. 5 Effective Date, until changed hereunder in accordance with the provisions set forth in this definition, the Applicable Commitment Fee Rate shall be 50.00 basis points;

(ii) Commencing with the fiscal quarter of the Borrower ended on March 31, 2008, and continuing with each fiscal quarter thereafter, the Administrative Agent shall determine the Applicable Commitment Fee Rate in accordance with the following matrix, based on the Leverage Ratio:

Leverage Ratio	Applicable Commitment Fee Rate
Greater than or equal to 3.00 to 1.00	50.00	bps
Less than 3.00 to 1.00	37.50	bps

(iii) Changes in the Applicable Commitment Fee Rate based upon changes in the Leverage Ratio shall become effective on the third Business Day following the receipt by the Administrative Agent pursuant to Section 8.1(a) or (b) of the financial statements of the Borrower, accompanied by the certificate and calculations referred to in Section 8.1(c), demonstrating the computation of the Leverage Ratio, based upon the Leverage Ratio in effect at the end of the applicable period covered (in whole or in part) by such financial statements. Notwithstanding the foregoing, during any period when (A) the Borrower has failed to timely deliver its consolidated financial statements referred to in Section 8.1(a) or (b), accompanied by the certificate and calculations referred to in Section 8.1(c) or (B) an Event of Default has occurred and is continuing, the Applicable Commitment Fee Rate shall be the highest rate per annum indicated therefor in the above matrix, regardless of the Leverage Ratio at such time. Any changes in the Applicable Commitment Fee Rate shall be determined by the Administrative Agent in accordance with the provisions set forth in this definition and the Administrative Agent will promptly provide notice of such determinations to the Borrower and the Lenders. Any such determination by the Administrative Agent shall be conclusive and binding absent manifest error.”

““Applicable Margin” shall mean:

(i) As of the Amendment No. 5 Effective Date, until changed hereunder in accordance with the following provisions, the Applicable Margin shall be (A) 175.00 basis points for Base Rate Loans, and (B) 250.00 basis points for Eurodollar Loans;

(ii) Commencing with the fiscal quarter of the Borrower ended on March 31, 2008, and continuing with each fiscal quarter thereafter, the Administrative Agent shall determine the Applicable Margin in accordance with the following matrix, based on the Leverage Ratio:

Leverage Ratio	Applicable Margin for Base Rate Loans		Applicable Margin for Eurodollar Loans
Greater than or equal to 3.00 to 1.00	175.00	bps	250.00	bps
Less than 3.00 to 1.00	150.00	bps	225.00	bps

(iii) Changes in the Applicable Margin based upon changes in the Leverage Ratio shall become effective on the third Business Day following the receipt by the Administrative Agent pursuant to Section 8.1(a) or (b) of the financial statements of the Borrower, accompanied by the certificate and calculations referred to in Section 8.1(c), demonstrating the computation of the Leverage Ratio, based upon the Leverage Ratio in effect at the end of the applicable period covered (in whole or in part) by such financial statements. Notwithstanding the foregoing provisions, during any period when (A) the Borrower has failed to timely deliver its consolidated financial statements referred to in Section 8.1(a) or (b), accompanied by the certificate and calculations referred to in Section 8.1(c), (B) a Default under Section 10.1(a) has occurred and is continuing, or (C) an Event of Default has occurred and is continuing, the Applicable Margin shall be the highest rate per annum indicated therefor in the above matrix, regardless of the Leverage Ratio at such time. Any changes in the Applicable Margin shall be determined by the Administrative Agent in accordance with the provisions set forth in this definition and the Administrative Agent will promptly provide notice of such determinations to the Borrower and the Lenders. Any such determination by the Administrative Agent shall be conclusive and binding absent manifest error.”

““Asset Sale” shall mean the sale, transfer or other disposition (including by means of Sale and Lease-Back Transactions, and by means of mergers, consolidations, and liquidations of a corporation, partnership or limited liability company of the interests therein of the Borrower or any Subsidiary) by the Borrower or any Subsidiary to any person of any of their respective assets, provided that the term Asset Sale specifically excludes (i) any sales, transfers or other dispositions of inventory, or obsolete or excess furniture, fixtures, equipment or other property, real or personal, tangible or intangible, in each case in the ordinary course of business, (ii) any Event of Loss and (iii) the transfer of the Settlement Assets in accordance with the Settlement Agreement and the Transfer Documents.”

““Consolidated EBITDA” shall mean, for any period, Consolidated Net Income for such period; plus (A) the sum of the amounts for such period included in determining such Consolidated Net Income of (i) Consolidated Interest Expense, (ii) Consolidated Income Tax Expense, (iii) Consolidated Depreciation and Amortization Expense, (iv) extraordinary and other non-recurring non-cash losses and charges, (v) severance expense not to exceed $600,000 in the aggregate for the fiscal year ending December 31, 2008, and (vi) one-time, non-recurring legal, advisory and consultant fees and expenses incurred in connection with the Civil Actions in an amount not to exceed (a) $3,682,000 for the Testing Period ended December 31, 2007, (b) $3,156,000 plus the March 2008 Expenses for the Testing Period ending March 31, 2008, (c) $2,334,000 plus the March 2008 Expenses for the Testing Period ending June 30, 2008, (d) $1,508,000 plus the March 2008 Expenses for the Testing Period ending September 30, 2008, and (e) the March 2008 Expenses for the Testing Period ending December 31, 2008; less (B) (i) gains on sales of assets and other extraordinary gains and other non-recurring gains; all as determined for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP and (ii) any amounts received by the Borrower and its Subsidiaries pursuant to Section 2 of the Settlement Agreement or any other fees received in lieu thereof; provided that, notwithstanding anything to the contrary contained herein, the Borrower’s Consolidated EBITDA for any Testing Period shall (x) include the appropriate financial items for any person or business unit that has been acquired by the Borrower for any portion of such Testing Period prior to the date of acquisition (but excluding anticipated operating synergies), and (y) exclude, without duplication, (i) the appropriate financial items for any person or business unit that has been disposed of by the Borrower, for the portion of such Testing Period prior to the date of disposition (ii) the appropriate financial items relating to the Settlement Assets for the Testing Period. In the case of clauses (x) and (y) in the preceding sentence, such terms shall be subject to the Administrative Agent’s reasonable discretion and supporting documentation acceptable to the Administrative Agent.”

““Facility Termination Date” shall mean the earlier of (i) June 30, 2009, or (ii) the date that the Total Commitment is terminated pursuant to Section 10.2 hereof.”

““Fixed Charge Coverage Ratio” shall mean, for any Testing Period, the ratio of (a) the sum of (i) Consolidated EBITDA and (ii) Consolidated Net Rent Expense to (b) the sum of (i) Consolidated Interest Expense, (ii) Consolidated Income Tax Expense, (iii) Consolidated Capital Expenditures, (iv) scheduled or mandatory repayments or prepayments (excluding voluntary repayments or prepayments of any Loans without a corresponding permanent reduction of the Commitments) or redemptions of the principal of Indebtedness and the stated or liquidation value of Redeemable Stock (including required reductions in committed credit facilities), (v) without duplication of any amount included under the preceding clause (iv), scheduled payments representing the principal portion of Capitalized Leases and Synthetic Leases, (vi) the aggregate amount of Capital Distributions made by the Borrower, if any, (vii) the aggregate amount of Share Repurchases made by the Borrower, if any, and (viii) Consolidated Net Rent Expense, in each case on a consolidated basis for the Borrower and its Subsidiaries for such Testing Period; provided that, notwithstanding anything to the contrary contained herein, the Borrower’s Fixed Charge Coverage Ratio for any Testing Period shall (x) include the appropriate financial items for any person or business unit that has been acquired by the Borrower for any portion of such Testing Period prior to the date of acquisition (but excluding anticipated operating synergies), and (y) exclude the appropriate financial items for any person or business unit that has been disposed of by the Borrower, for the portion of such Testing Period prior to the date of disposition, in the case of clauses (x) and (y), subject to the Administrative Agent’s reasonable discretion and supporting documentation acceptable to the Administrative Agent.”

““Permitted Acquisition” shall mean and include any Acquisition as to which all of the following conditions are satisfied:

(i) such Acquisition (A) involves a line or lines of business that are complementary to the lines of business in which the Borrower and its Subsidiaries, considered as an entirety, are engaged on the Closing Date, and (B) involves a person or a line or lines of business that are located and operated in the United States;

(ii) the Borrower has, after giving effect to such Acquisition, on a pro forma basis, $10,000,000 in Post-Acquisition Liquidity;

(iii) beginning in fiscal year 2008, the aggregate Consideration for such Acquisition, when added together with the aggregate Consideration for all other Permitted Acquisitions made during the same fiscal year as such Acquisition, shall not exceed $15,000,000 (excluding any amounts permitted to be paid by Section 9.12);

(iv) no Default or Event of Default shall exist prior to or immediately after giving effect to such Acquisition;

(v) the Borrower is, after giving effect to such Acquisition, on a pro forma basis, in compliance with the financial covenants set forth in Section 9.7;

(vi) at least five Business Days prior to the completion of such Acquisition (other than an acquisition of patient records in which the aggregate consideration is less than $500,000), the Borrower shall have delivered to the Administrative Agent and the Lenders (A) in the case of any Acquisition in which the aggregate Consideration to be paid is in excess of $3,000,000, a certificate of an Authorized Officer demonstrating, in reasonable detail, the computation of the financial covenants referred to in Section 9.7 on a pro forma basis, and (B) in the case of any Acquisition in which the aggregate Consideration is in excess of $7,500,000, historical financial statements relating to the business or person to be acquired, financial projections relating to the Borrower and its Subsidiaries after giving effect to such Acquisition and such other information as the Administrative Agent may reasonably request; and

(vi) any Management Service Agreement entered into by the Borrower or any of its Subsidiaries in connection with such Acquisition is collaterally assignable to the Administrative Agent without the consent of any party to such Management Service Agreement, subject to any restrictions under applicable law.”

““Term Loan Agreement” shall mean the Term Loan Agreement, dated as of September 25, 2007, between the Borrowers, KBCM Bridge LLC, as administrative agent, and the lenders party thereto from time to time, as the same may be amended in accordance with terms thereof, but subject to the Intercreditor Agreement.”

““Total Commitment” shall mean the aggregate amount of the Commitments of the Lenders, as such commitment may be decreased pursuant to the terms of this Agreement. The amount of the Total Commitment on the Amendment No. 5 Effective Date is $75,000,000. The Commitment of each Lender on the Amendment No. 5 Effective Date shall be as set forth on Schedule I.”

2.5 Amendment to Article IV. Section 4.4 to the Credit Agreement is hereby deleted in its entirety.

2.6 Amendment to Section 5.2. Clause (g) of Section 5.2 shall be changed to clause (h) and a new clause (g) shall be inserted as follows:

“(g) Subject to the terms of the Intercreditor Agreement, if the Borrower or any Subsidiary receives any extraordinary cash proceeds, including but not limited to, a tax refund received in connection with the divestiture of the Settlement Assets, then not later than the third Business Day following the date of receipt of such extraordinary cash proceeds, the Borrower will prepay the principal of the outstanding Loans, in an aggregate amount, conforming to the requirements as to the amounts of partial prepayments contained in Section 5.1, that is not less than (x) 100% of such cash proceeds, or (y) if less, an amount equal to the then aggregate outstanding principal amount of the outstanding Loans.”

2.7 Amendment to Section 9.6. Section 9.6 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 9.6 Dividends and Other Restricted Payments. The Borrower will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except:

(a) the Borrower or any of its Subsidiaries may declare and pay or make Capital Distributions that are payable solely in additional shares of its common stock (or warrants, options or other rights to acquire additional shares of its common stock); and

(b) any Subsidiary may declare and pay or make Capital Distributions to the Borrower or any Subsidiary Guarantor.”

2.8 Amendment to Section 9.7. Section 9.7 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 9.7 Financial Covenants.

(a) Consolidated Net Worth. The Borrower will not permit its Consolidated Net Worth at any time to be less than the sum of (i) 85% of the Consolidated Net Worth reflected on the Form 10-Q of the Borrower filed with the SEC for the fiscal quarter ended March 31, 2008 plus (ii) 50% of Consolidated Net Income (to the extent a positive number) for each fiscal quarter ending after March 31, 2008 plus (iii) 100% of the proceeds of any equity offering (or any debt offering to the extent converted into equity) by the Borrower occurring after March 31, 2008.

(b) Leverage Ratio. The Borrower will not permit the Leverage Ratio for any Testing Period most recently ended to exceed 3.75 to 1.00.

(c) Fixed Charge Coverage Ratio. The Borrower will not at any time permit the Fixed Charge Coverage Ratio to be less than 1.25 to 1:00.

(d) Consolidated Capital Expenditures. The Borrower will not, and will not permit any of its Subsidiaries to, make or incur Consolidated Capital Expenditures during any fiscal year of the Borrower in excess of $15,000,000.

(e) Minimum Consolidated EBITDA. The Borrower will not permit its Consolidated EBITDA for any Testing Period most recently ended to be less than $40,000,000.

2.9 Amendment to Section 9. Section 9 of the Credit Agreement shall be amended to add a new Section 9.12 as follows:

“Section 9.12. Earnout Payments. The Borrower will not, and will not permit any Subsidiary to, make any earnout or other similar payments under its contractual obligations existing as of the Amendment No. 5 Effective Date in excess of $13,000,000 in the aggregate after the Amendment No. 5 Effective Date.”

2.10 Amendment to Section 10.1. The word “or” at the end of Section 10.1(l) shall be deleted, the period at the end of Section 10.1(m) shall be changed to “; or” and a new clause (n) shall be added thereto as follows:

“(n) Management Service Agreement Termination Event: one or more Management Service Agreement Termination Events occur that relate to one or more Management Service Agreements that generated at least 2.50% of the Consolidated Revenue for the Testing Period most recently ended and that are not cured within thirty (30) days after the receipt of notice of the termination of the applicable Management Service Agreements.”

Section 3. Release of Collateral. Pursuant to the Settlement Agreement, the Borrower and PDHC have agreed to transfer the Settlement Assets to PDG, all of which Settlement Assets constitute Collateral. Upon the transfer of the Settlement Assets by the Borrower and PDHC to PDG in accordance with the terms of the Settlement Agreement, and so long as (i) the Settlement Agreement shall not have been amended or otherwise modified without the Administrative Agent’s and the Lenders’ written consent and shall not fail to be in full force and effect in all respects, and the Borrower and PDHC shall not have breached their respective obligations thereunder, (ii) the Transfer Documents, if any, and the other Settlement Documents are in form and substance reasonably satisfactory to the Administrative Agent and the Lenders, (iii) the Civil Actions have been dismissed with prejudice by the Court, and (iv) no Default or Event of Default exists, nor will any occur immediately after the transfer of the Settlement Assets, the Administrative Agent’s and the Lenders’ security interest in and Liens on the Settlement Assets shall be automatically released and terminated. The Administrative Agent agrees to promptly file UCC financing statement amendments (collectively, the “UCC Amendments”) to evidence the release of the security interest in and Lien on the Settlement Assets and will provide to the Borrower a copy of the acknowledgments of the filing of such UCC Amendments promptly upon receipt by the Administrative Agent. The Administrative Agent agrees to execute such other agreements, documents and instruments as the Borrower may reasonably request to effectuate the release described in this Section 3.

Section 4. Waiver. The Administrative Agent and the Lenders have notified the Borrower of, and the Borrower acknowledges, the following: (i) an Event of Default occurred under Section 10.1(b) of the Credit Agreement as a result of the representation and warranty set forth in Section 7.9 failing to be true and correct on the date of the Borrowing that was requested and made on December 13, 2007 due to the Civil Actions and (ii) an Event of Default occurred under Section 10.1(e) of the Credit Agreement with respect to the Term Loan Agreement (collectively, the “Existing Defaults”). The Credit Parties have requested that the Administrative Agent and the Lenders permanently waive the Existing Defaults. The Administrative Agent and the Lenders have agreed to waive, and effective upon the satisfaction of the conditions set forth in Section 5.1 of this Amendment, hereby waive, the Existing Defaults upon the terms and conditions contained herein.

Section 5. Effectiveness.

5.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(i) Amendment Executed. This Amendment shall have been executed by each Credit Party, the Administrative Agent and each Lender, and counterparts hereof as so executed shall have been delivered to the Administrative Agent.

(ii) Settlement Documents. The Administrative Agent shall have received executed copies of the Settlement Documents, which documents shall be reasonably acceptable to the Administrative Agent and the Lenders. Not withstanding the foregoing, to the extent that the Borrower and PDG do not reach mutual agreement on the terms of the Settlement Documents (other than the Settlement Agreement), the Settlement Agreement will be deemed to satisfy this condition precedent.

(iii) Transfer of Settlement Assets. The Administrative Agent shall have received a certificate from an Authorized Officer certifying that the Settlement Assets have been transferred to PDG and the consummation of the other transactions set forth in the Transfer Documents has occurred in accordance with the terms and conditions of this Amendment and the Credit Agreement.

(iv) Fees, etc. The Borrower shall have paid or caused to be paid all fees set forth in (a) the Fee Letter, dated as of the date hereof, by and between the Borrower and the Administrative Agent on behalf of the Lenders and (b) the Administrative Agent Fee Letter, dated as of the date hereof, between the Borrower and the Administrative Agent, and shall have paid all reasonable out-of-pocket fees and expenses of the Administrative Agent and of special counsel to the Administrative Agent that have been invoiced on or prior to such date in connection with the preparation, negotiation, execution and delivery of this Amendment.

(v) Term Loan Agreement Amendment. The Administrative Agent shall have received a certified copy of the executed Term Loan Agreement Amendment, which shall be in full force and effect and in form and substance satisfactory to the Administrative Agent.

(vi) Intercreditor Agreement. The Administrative Agent shall have received a copy of the fully-executed Amendment No. 1 to Intercreditor Agreement.

(vii) Officer’s Certificate. The Borrower shall have delivered to the Administrative Agent an officer’s certificate certifying that, as of the Amendment No. 5 Effective Date, (i) all conditions precedent set forth in this Section 5.1 have been satisfied, (ii) no Default or Event of Default exists nor immediately after the Amendment

No. 5 Effective Date will exist, and (iii) all representations and warranties of the Credit Parties contained in the Credit Agreement or in the other Credit Documents (including without limitation Section 6 of this Amendment) are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Amendment No. 5 Effective Date, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties shall have been true and correct in all material respects as of the date when made.

(viii) Other Conditions. The Borrower shall have satisfied such other conditions as the Administrative Agent may reasonably request relating to the transactions contemplated hereby.

5.2 Effective Date. This Amendment shall be effective on the date upon which the conditions precedent set forth in Section 5.1 above are satisfied. Unless otherwise specifically set forth herein, each of the amendments and other modifications set forth in this Amendment shall be effective on and after such date. If this Amendment has not become effective on or before February 29, 2008, then the agreements set forth herein shall be of no force and effect, including, without limitation, the waivers set forth in Section 4 hereof.

Section 6. Representations and Warranties. Each Credit Party hereby represents and warrants to the Administrative Agent and the Lenders that (a) such Credit Party has the legal power and authority to execute and deliver this Amendment, (b) the officer executing this Amendment on its behalf has been duly authorized to execute and deliver the same and bind such Credit Party with respect to the provisions hereof, (c) after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment, and (d) as of the date hereof, such Credit Party has no claim or offset against, or defense or counterclaim to, its obligations or liabilities under the Credit Agreement or any other Credit Document.

Section 7. Miscellaneous.

7.1 Waiver. Each Credit Party, by signing below, hereby waives and releases Administrative Agent and each of the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims, in each case arising on or prior to the date of this Amendment, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

7.2 Subsidiary Guarantors. Each Subsidiary Guarantor consents and agrees to and acknowledges the terms of this Amendment and specifically acknowledges the terms of and consents to the amendments set forth in this Amendment. Each Subsidiary Guarantor further agrees that its obligations pursuant to the Subsidiary Guaranty shall remain in full force and effect and be unaffected hereby.

7.3 Credit Agreement Unaffected. Each reference that is made in the Credit Agreement or any Credit Document to the Credit Agreement shall hereafter be construed as a reference to the Credit Agreement, as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This Amendment is a Credit Document.

7.4 Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

7.5 Expenses. The Borrower agrees to pay on demand all costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment, including without limitation, the reasonable costs, fees, expenses and disbursements of the Administrative Agent’s legal counsel.

7.6 Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment, and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

7.7 Entire Agreement. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documents executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

7.8 Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

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7.9 JURY TRIAL WAIVER. EACH CREDIT PARTY, THE ADMINISTRATIVE AGENT AND EACH OF THE LENDERS HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE CREDIT PARTIES, THE ADMINISTRATIVE AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

THE BORROWER:

AMERICAN DENTAL PARTNERS, INC.

By:
Name:	Ian H. Brock
Title:	Vice President, Planning and Investment

THE SUBSIDIARY GUARANTORS:

ADP OF NEW YORK, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF ALABAMA, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF CALIFORNIA, INC., a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

Amendment No. 5 and Waiver

AMERICAN DENTAL PARTNERS OF LOUISIANA, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF MARYLAND, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF MICHIGAN, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF MISSOURI, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF NORTH CAROLINA, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

Amendment No. 5 and Waiver

AMERICAN DENTAL PARTNERS OF OKLAHOMA, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF PENNSYLVANIA, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF TENNESSEE, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF VIRGINIA, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PROFESSIONAL SERVICES, LLC, a Subsidiary Guarantor

By:	/s/ Breht T. Feigh
Name:	Breht T. Feigh
Title:	Vice President

Amendment No. 5 and Waiver

APPLE PARK ASSOCIATES, INC., a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF ARIZONA, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF WISCONSIN, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

PDHC, LTD., a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

TEXAS DENTAL MANAGEMENT, INC., a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

Amendment No. 5 and Waiver

TEXAS DENTAL PARTNERS, LP, a Subsidiary Guarantor

By:	TEXAS DENTAL MANAGEMENT, INC., as its General Partner

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

VOSS DENTAL LAB, INC., a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

ADP-CFK, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

CARE FOR KIDS — USA, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

CARE FOR KIDS OF ARIZONA, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF MINNESOTA, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

Amendment No. 5 and Waiver

METROPOLITAN DENTAL HOLDINGS, INC., a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

METROPOLITAN DENTAL MANAGEMENT, INC., a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

Amendment No. 5 and Waiver

THE ADMINISTRATIVE AGENT AND THE LENDERS:

KEYBANK NATIONAL ASSOCIATION, as a Lender, a Letter of Credit Issuer and Administrative Agent

By:	/s/ J.T. Taylor
Name:	J.T. Taylor
Title:	Senior Vice President

Amendment No. 5 and Waiver

TDBANKNORTH, N.A.

By:	/s/ Jeffrey R. Westling
Name:	Jeffrey R. Westling
Title:	Managing Director

Amendment No. 5 and Waiver

RBS CITIZENS N.A.

By:	/s/ Michael Ouellet
Name:	Michael Oullet
Title:	Senior Vice President

Amendment No. 5 and Waiver

JPMORGAN CHASE BANK, N.A.

By:	/s/ Peter M. Killea
Name:	Peter M. Killea
Title:	Vice President

Amendment No. 5 and Waiver

Exhibit A

Schedule I

Lenders and Commitments

Lender	Commitment	Notice Address
KeyBank National Association	$23,076,924	KeyCenter 127 Public Square Cleveland, Ohio 44114 Fax: (216) 689-8329 Attention: KCIB Healthcare Group

TDBanknorth, N.A.	$17,307,692	Jeffrey R. Westling Managing Director Corporate Banking TDBanknorth, N.A. 7 New England Executive Park Burlington, MA 01803 Fax: (781) 229-5663 Jeffrey.Westling@TDBanknorth.com

RBS Citizens N.A.	$17,307,692	28 State Street Boston, MA 02109 Fax: (617) 263-0439 Attention: Michael Ouellet, Senior Vice President

JPMorgan Chase Bank, N.A.	$17,307,692	2 Corporate Drive, Floor 7 Shelton, CT 06484-6238 Fax: (203) 944-8495 Attention: Peter Killea, Vice President
Total:	$75,000,000

Amendment No. 5 and Waiver